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                                                                     EXHIBIT 4.1

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   COMMON STOCK                                              COMMON STOCK
                            [LOGO OF FUTURE MEDIA
     [NUMBER]                                                  [SHARES]
                                 PRODUCTIONS]
INCORPORATED UNDER THE                             SEE REVERSE FOR STATEMENTS
 LAWS OF THE STATE OF                           RELATING TO RIGHTS, PREFERENCES,
    CALIFORNIA                                     PRIVILEGES AND RESTRICTIONS

                                                         CUSIP 36115P 10 0
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      THIS CERTIFIES THAT








      is the record holder of
    ------------------------------------------------------------------------
          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                             WITH NO PAR VALUE, OF

    -------------------- FUTURE MEDIA PRODUCTIONS, INC. --------------------
    transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:

                   [SEAL OF FUTURE MEDIA PRODUCTIONS, INC.]
                                [INCORPORATED]
                                [JUNE 8, 1994]
                                 [CALIFORNIA]

              /s/ [illegible]                     /s/ [illegible]
                  SECRETARY                    CHAIRMAN AND PRESIDENT

                                       COUNTERSIGNED AND REGISTERED:
                                             U.S. STOCK TRANSFER CORPORATION
                                                    TRANSFER AGENT AND REGISTRAR
                                       BY


                                                            AUTHORIZED SIGNATURE

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